UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 6, 2009
                -------------------------------------------------
                Date of Report (Date of earliest event reported):


                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
               (Exact name of registrant as specified in charter)


           Colorado                    0-11485                   84-1072256
           --------                    -------                   ----------
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)

              7000 North Broadway, Building 3-307, Denver, CO 80221
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 863-8808
                    -----------------------------------------
                         Registrant's telephone number,
                              including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

     On January 6, 2009, Accelr8 Technology Corporation (the "Company") was notified by the staff of the NYSE Alternext US LLC (the "Exchange"), formerly known as the American Stock Exchange, Inc., that the staff has determined, following a review of publically available information, that the Company is not in compliance with Section 1003(a)(iii) of the NYSE Alternext Company Guide (the "Company Guide") in that it has stockholder equity of less than $6 million and losses from continued operations and net losses in its five most recent fiscal years.

     In order to maintain its listing, the Company must submit a plan by February 6, 2009 (the "Plan") advising the Exchange of action it has taken or will take, that would bring it into compliance with the continued listing standards. Subject to the Plan being accepted by the Exchange, the Company would have up to July 6, 2010 to implement the Plan, during which time period the Company would be subject to periodic review to determine whether it is making progress consistent with the Plan. The Company has verbally informed the staff of the Exchange that it intends to make a timely submission to the Exchange of the Plan to resolving the listing deficiencies and to regaining its compliance with the Exchange's continued listing requirements.


Item 9.01 Financial Statements and Exhibits.

     The following is a complete list of Exhibits filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of
Item 601 of Regulation S-K.

        Exhibit No.             Description
        -----------             -----------
           99.1                 Press Release dated January 15, 2009




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 15, 2009                ACCELR8 TECHNOLOGY CORPORATION

                                       By: /s/ Thomas V. Geimer
                                       ---------------------------------------
                                       Thomas V. Geimer, Chief Executive Officer